NYSE: TLLP Wells Fargo Securities Pipeline, MLP, and Energy Symposium December 2013 Tesoro Logistics LP Exhibit 99.1

2 This Presentation includes forward-looking statements. These statements relate to, among other things, the following: execution of our strategy, including growth and expansion projects and the resulting volumetric improvements, asset optimization opportunities, and growth in third party business and revenues; cash flows; the timing and amount of capital expenditures; our leverage targets and anticipated cost of capital; the proportion of Tesoro’s total consolidated EBITDA represented by our operations; and other aspects of future performance. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,“ “potential” and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside of our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our 2012 Annual Report on Form 10-K and our quarterly reports on Form 10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward- looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included annual EBITDA and distributable cash flow, each of which is a non-GAAP financial measure, for the company. Please see the Appendix for the definition and reconciliation of these amounts. Forward Looking Statements

3 CRUDE OIL GATHERING High Plains System Premier gathering system and truck fleet in Bakken Shale/Williston Basin TERMINALLING, TRANSPORTATION, AND STORAGE Southern California Distribution System Integrated distribution system with marine facilities, pipelines, and product terminals Northwest Products System Integrated refined products pipeline and products terminals serve growing Rocky Mountain and Pacific Northwest regions Segment Summary Crude Oil Gathering High Plains pipeline Trucking Terminalling, Transportation and Storage Northwest Products System pipeline Refined product terminal Dedicated storage facility Marine terminal Rail unloading facility Pipeline Refinery Overview of Current Assets Martinez Tesoro Logistics Tesoro Corporation (1) Legacy terminal in Boise, ID in the process of being divested Mandan Salt Lake City Los Angeles Kenai (1) 17 Refined product and storage terminals (1) Dedicated storage facilities California marine terminals Rail unloading facility Petroleum coke handling facility 4 3 Anacortes 1 1

4 Investment Highlights Well-Positioned Assets Stable Cash Flow Experienced Management Team Strong Sponsorship Attractive, Visible Growth Opportunities  Organic growth prospects  Optimization opportunities  Drop down assets  Long-term contracts  Fee-based, inflation protected and fixed minimum commitments  No direct commodity exposure  Successful track record of acquiring and expanding assets  Poised to benefit from Bakken crude oil production growth  West Coast refined product distribution footprint  Operate critical West Coast import/export facilities  Key to Tesoro’s integrated model  Tesoro committed to logistics driving higher proportion of consolidated EBITDA  Leverage low cost of capital to support growth and value creation

5 Tesoro’s Strength as Sponsor Tesoro Logistics is integral to Tesoro’s long-term success  4th largest Independent Refining & Marketing company  Largest West Coast refining system and premier Mid-Continent position  $10.5 billion enterprise value  Refining capacity of 850,000 bpd  Owns approximately 34% of LP interests and 100% GP interest

6 Tesoro’s Strategic Goals Support TLLP LOGISTICS IS KEY TO INTEGRATED BUSINESS MODEL  Develop and acquire superior in-bound and out-bound crude oil and product optimization between refining assets  Grow logistics to represent a larger proportion of portfolio  Increase capture of 3rd party revenue through logistics assets  Leverage TLLP’s lower cost of capital in support of Tesoro’s growth and value creation  Capture embedded value of logistics infrastructure Kenai, AK Mandan, ND Salt Lake City, UT Anacortes, WA Martinez, CA Los Angeles, CA Tesoro 2013 Analyst and Investor Presentation focus on logistics

7 Strategic Initiatives Focus on Stable, Fee-Based Business  Fee-based committed businesses  Maintain stable cash flow Optimize Existing Asset Base  Increase third-party volumes  Improve operating efficiency  Capture Tesoro volumes currently moving through 3rd party assets Pursue Organic Expansion Opportunities  Execute growth projects/sponsor drop-down opportunities  Invest to capture the full value of logistics assets  Leverage low cost of capital to unlock Tesoro commercial opportunities Grow Through Strategic Acquisitions  Pursue third-party assets that fit Western-US footprint  Strategic partner in Tesoro’s growth plan Increase EBITDA and cash distributions through fee-based logistics business model

8 0 1,000 2,000 3,000 4,000 5,000 6,000 0% 50% 100% 150% 200% 250% 300% M ar ke t C ap it al iz at io n Un it h o ld er R et u rn Market Capitalization Unitholder Return Driving Unitholder Return 1) IPO 2) Released 2012-13 Business Plan 3) Martinez Marine Terminal 4) Long Beach Marine Terminal and LA Pipelines 5) Anacortes Rail Unloading Facility 6) Los Angeles Terminal Assets 7) Northwest Products System 8) Los Angeles Logistics Assets Visible track record of growing the business, driving unitholder returns 1 2 3 4 5 6 7 8

9 $9 $17 $13 $14 $16 $18 $19 $23 $25 $34 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 DISTRIBUTABLE CASH FLOW ($MM) $10 $18 $14 $14 $17 $20 $26 $28 $32 $46 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 EBITDA ($MM) $1.35 $1.40 $1.45 $1.51 $1.64 $1.82 $1.89 $1.96 $2.04 $2.18 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Delivering Consistent Growth DISTRIBUTION PER LP UNIT (ANNUALIZED) 62% Since IPO in 2Q 2011  1.1x Target coverage ratio Note: See Appendix for definition of EBITDA and distributable cash flow and reconciliation of EBITDA to Net Income

10 ORGANIC GROWTH AND ASSET OPTIMIZATION  Investing $65 million in expansion capital for full-year 2013  Crude Oil Gathering ‒ 3Q pipeline gathering volume up over 30% year-over-year ‒ 3Q proprietary trucking volume up over 135% year-over-year  Terminalling, Transportation, and Storage segment ‒ Expanded capacity at Stockton, California and Mandan, North Dakota terminals by a total of 15,000 bpd ‒ Revenue growth through addition of additive and biodiesel blending services ACQUISITIONS  Purchased fully-integrated Southern California Distribution System for approximately $1.3 billion  Purchased Northwest Products System for approximately $355 million 2013 Year in Review Demonstrated focus on organic growth initiatives and strategic acquisitions

11 Crude Oil Gathering High Plains System ASSET OVERVIEW  Premier gathering system with 700 miles of gathering and trunk lines  Truck-based crude oil gathering system with proprietary capacity of over 30,000 bpd STRATEGY  Build out gathering systems in proximity to High Plains Pipeline  Focus on third-party growth through pipeline interconnects and gathering lines  Capture Tesoro’s demand for supply of advantaged crude oil to West Coast refining system  Develop major crude oil storage hub to facilitate the capture of regional supply growth 0 20 40 60 80 100 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 PIPELINE GATHERING (mbpd) Tesoro 3rd Party 0 10 20 30 40 50 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 TRUCKING (mbpd) Proprietary Contract

12 Crude Oil Gathering High Plains System Organic Growth MAJOR INITIATIVES High Plains Pipeline Reversal  Connect southern production growth area to developing export capacity to the north  Grow throughput on northbound segment of pipeline by 50,000 bpd to 75,000 bpd  Expected completion by mid-2014 High Plains Storage Hub  Initial build out of 480,000 bbls of crude oil storage  Expected completion by mid-year 2014 Gathering System Build-out  Develop gathering systems with key producers to drive access to High Plains Pipeline Lake Sakakawea High Plains pipeline Third-party pipelines Crude oil flow Third-party rail loading facility Interconnection point (1) Lignite (2) Ramberg (3) Keene (4) Johnson Corner (5) Richey (4) (3) (2) (1) (5) Enbridge Enbridge HIGH PLAINS PIPELINE MAP North Dakota

13 ASSET OVERVIEW  17 refined product and storage terminals with over 560,000 bpd of throughput capacity  Four West Coast marine terminals with 845,000 bpd of total throughput capacity  Rail unloading facility in Anacortes, Washington with 50,000 bpd capacity  Petroleum coke handling and storage facility STRATEGY  Capture an additional 25,000 bpd of Tesoro’s Southern California business  Open Southern California product terminals to third-party business  Provide additive and biodiesel blending services  Expand Salt Lake City, Utah and San Diego, California terminals Terminalling, Transportation and Storage Terminalling 0 100 200 300 400 500 600 700 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 TERMINALLING (mbpd) Add image

14 ASSET OVERVIEW  Northwest Products System Pipeline: 760 mile FERC-regulated pipeline from Salt Lake City, Utah to Spokane, Washington  Southern California pipeline system: over 100 miles of active integrated pipelines supplying in-bound crude oil/feedstock and outbound product distribution for Tesoro’s Los Angeles refining complex  Over 7.7 million(1) barrels of dedicated storage capacity  Short-haul pipeline system connecting Tesoro’s Salt Lake City, Utah STRATEGY  Operate Northwest Product System at full capacity potential upon completion of inspection and maintenance program  Capture incremental volumes in the Southern California pipeline system as a result of Tesoro’s refining complex integration Terminalling, Transportation and Storage Transportation and Storage 0 25 50 75 100 125 150 175 200 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 PIPELINE TRANSPORTATION (mbpd) Add image (1) Revenue for approximately 2.9 million barrels of dedicated storage is included within terminalling business

15  Expect to spend approximately $100 million per year on income projects  Typical projects have an IRR of 15-25%  Significant portion of near-term income capital spend is associated with expansion of High Plains System  Income capital excludes spend associated with potential growth opportunities currently under evaluation 65 100 100 125 7 35 28 29 8 27 12 4 2013E 2014E 2015E 2016E FORECASTED CAPITAL SPEND ($MM) Maintenance (TSO reimbursement) Maintenance Income Capital Plan Overview Committed to investing in base assets to continue to grow the business

16 Financial Overview Maintain flexibility to achieve growth objectives Conservative leverage and ample liquidity  $575 million revolver, expandable to $650 million  Adjusted leverage ratio(1) of approximately 4.2x as of September 30, 2013 Pursue balanced capital structure  Leverage target of 3x – 4x EBITDA  Maximize flexibility to fund growth  Issue equity and/or permanent debt to reload revolver Protect and grow distribution  Target prudent distribution coverage of 1.1x  Subordination structure provides additional support  Financial flexibility to grow distribution (1) Based on annualized 3rd quarter Adjusted EBITDA, excluding special items related to transaction and debt exchange costs and charges associated with the High Plains Pipeline crude oil release.

17 RIGHT OF FIRST OFFER ASSETS  Tesoro retains majority of ROFO assets identified at IPO FUTURE OPPORTUNITIES  Tesoro at the forefront of the movement to transport advantaged crude into West Coast  Tesoro intends to develop logistical capacity to move up to 350,000 bpd of advantaged North American crude oil to West Coast by 2015  Port of Vancouver rail-to-marine facility and regional crude oil pipeline projects under development should add to Tesoro’s logistics portfolio Identified Future Opportunities Martinez Mandan Salt Lake City Los Angeles Kenai Anacortes Right of First Offer Assets Pipeline – Kenai, AK Marine Terminals Anacortes, WA Martinez, CA Terminals Kenai, AK Anacortes, WA Martinez, CA Tesoro Assets Under Development Port of Vancouver Rail- to-Marine Terminal Pipelines Alaska Cook Inlet Crude Oil Pipeline Uinta Crude Oil Pipeline TLLP remains poised to benefit from Tesoro’s logistics growth initiatives Tesoro Corporation Refinery

Appendix

19 Non-GAAP Financial Measures (a) We believe that this presentation of our results of operations excluding results of our "Predecessors" will provide useful information to investors in assessing our financial condition and results of operations. We believe investors want to analyze operations of our business under our current commercial agreements with Tesoro. This non-GAAP financial metric should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. (b) We define earnings before interest, income taxes, depreciation and amortization expenses (“EBITDA”) as net income before depreciation and amortization expenses, net interest and financing costs and interest income. We define adjusted EBITDA as EBITDA plus costs incurred for the inspection and maintenance program associated with the Northwest Products System. We define distributable cash flow as adjusted EBITDA less maintenance capital expenditures and net interest and financing costs, plus reimbursement by Tesoro for certain maintenance capital expenditures and other reimbursements by Tesoro, non-cash unit-based compensation expense, loss on asset disposals, the change in deferred revenue, and interest income. EBITDA, adjusted EBITDA and distributable cash flow are not measures prescribed by U.S. GAAP (“non-GAAP”) but are supplemental financial measures that are used by management and may be used by external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to assess: • our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to cost basis or financing methods; • the ability of our assets to generate sufficient cash flow to make distributions to our unitholders; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects, and the returns on investment of various investment opportunities.

Non-GAAP Financial Measures

TESORO LOGISTICS

RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
(In thousands)

	2011			2012				2013		
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Tesoro Logistics LP, Excluding Predecessor Financials (a) Reconciliation of EBITDA and Distributable Cash Flow to Net Income:										
Net income	$ 7,895	$15,127	$11,546	$11,556	$13,085	$15,578	$16,572	$18,678	$19,173	$21,053
Depreciation and amortization expenses	1,684	2,017	2,024	2,001	2,526	2,908	3,534	4,081	6,338	13,028
Interest and financing costs, net	461	601	548	511	1,039	1,810	5,632	5,604	6,571	12,284
Interest income	-	-	-	-	-	-	(48)	(23)	(470)	-
EBITDA (b)	$10,040	$17,745	$14,118	$14,068	$16,650	$20,296	$25,690	$28,340	$31,612	$46,365
Inspection and maintenance costs associated with the Northwest Product System	-	-	-	-	-	-	-	-	-	1,901
Adjusted EBITDA (b)	$10,040	$17,745	$14,118	$14,068	$16,650	$20,296	$25,690	$28,340	$31,612	$48,266
Maintenance capital expenditures	(312)	(260)	(1,172)	70	(1,184)	(3,793)	(3,794)	(1,896)	(4,246)	(3,260)
Interest and financing costs, net	(461)	(601)	(548)	(511)	(1,039)	(1,810)	(5,632)	(5,604)	(6,571)	(12,284)
Reimbursement for maintenance capital expenditures	-	8	-	-	532	2,396	3,241	1,183	2,404	767
Non-cash unit-based compensation expense	123	178	178	378	334	151	328	430	488	490
Loss on asset disposals	1	-	-	-	-	13	278	164	-	13
Change in deferred revenue related to shortfall payments	-	-	-	-	267	(88)	130	(101)	585	(278)
Change in other deferred revenue	-	-	-	-	-	-	-	484	161	147
Interest income	-	-	-	-	-	-	48	23	470	-
Other reimbursements	-	-	-	-	-	703	(703)	-	-	-
Distributable Cash Flow (b)	$ 9,391	$17,070	$12,576	$14,005	$15,560	$17,868	$19,586	$23,023	$24,903	$33,861

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Non-GAAP Financial Measures

TESORO LOGISTICS

RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
(In thousands)

	2011			2012				2013		
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Predecessors										
Reconciliation of EBITDA and Distributable Cash Flow to Net Income (Loss):										
Net income (loss)	$ (2,969)	$ (2,840)	$ (2,249)	$ (3,512)	$ 2,141	$ 963	$ (876)	$ -	$ -	$ -
Depreciation and amortization expenses	1,133	794	804	810	353	525	400	-	-	-
EBITDA (b)	$ (1,836)	$ (2,046)	$ (1,445)	$ (2,702)	$ 2,494	$ 1,488	$ (476)	$ -	$ -	$ -
Maintenance capital expenditures	(199)	(4,322)	(1,677)	(1,134)	(506)	(378)	-	-	-	-
Loss on asset disposals	-	-	-	236	-	8	-	-	-	-
Distributable Cash Flow (b)	$ (2,035)	$ (6,368)	$ (3,122)	$ (3,600)	$ 1,988	$ 1,118	$ (476)	$ -	$ -	$ -
Combined Consolidated Results										
Reconciliation of EBITDA and Distributable Cash Flow to Net Income (Loss):										
Net income (loss)	$ 4,926	$ 12,287	$ 9,297	$ 8,044	$ 15,226	$ 16,541	$ 15,696	$ 18,678	$ 19,173	$ 21,053
Depreciation and amortization expenses	2,817	2,811	2,828	2,811	2,879	3,433	3,934	4,081	6,338	13,028
Interest and financing costs, net	461	601	548	511	1,039	1,810	5,632	5,604	6,571	12,284
Interest income	-	-	-	-	-	-	(48)	(23)	(470)	-
EBITDA (b)	$ 8,204	$ 15,699	$ 12,673	$ 11,366	$ 19,144	$ 21,784	$ 25,214	$ 28,340	$ 31,612	$ 46,365
Inspection and maintenance costs associated with the Northwest Product Systems	-	-	-	-	-	-	-	-	-	1,901
Adjusted EBITDA (b)	$ 8,204	$ 15,699	$ 12,673	$ 11,366	$ 19,144	$ 21,784	$ 25,214	$ 28,340	$ 31,612	$ 48,266
Maintenance capital expenditures	(511)	(4,582)	(2,849)	(1,064)	(1,690)	(4,171)	(3,794)	(1,896)	(4,246)	(3,260)
Interest and financing costs, net	(461)	(601)	(548)	(511)	(1,039)	(1,810)	(5,632)	(5,604)	(6,571)	(12,284)
Reimbursement for maintenance capital expenditures	-	8	-	-	532	2,396	3,241	1,183	2,404	767
Non-cash unit-based compensation expense	123	178	178	378	334	151	328	430	488	490
Loss on asset disposals	1	-	-	236	-	21	278	164	-	13
Change in deferred revenue related to shortfall payments	-	-	-	-	267	(88)	130	(101)	585	(278)
Change in other deferred revenue	-	-	-	-	-	-	-	484	161	147
Interest income	-	-	-	-	-	-	48	23	470	-
Other reimbursements	-	-	-	-	-	703	(703)	-	-	-
Distributable Cash Flow (b)	$ 7,356	$ 10,702	$ 9,454	$ 10,405	$ 17,548	$ 18,986	$ 19,110	$ 23,023	$ 24,903	$ 33,861

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Stable-Fee Based Business

Commercial Agreements with Tesoro

	Initiation Date	Term	Renewals	Fixed Minimum Volume Commitment	Tariff / Fee Escalators	Termination Provisions: Refinery Shutdown	Termination Provisions: Force Majeure
High Plains Pipeline Transportation Agreement	Apr-11	10 Years	2 x 5 Years	49 mbpd	FERC Index	12 month notice [2]	Tesoro Logistics can declare (unilateral)
High Plains Trucking Agreement	Apr-11	5 Years [1]	1 x 5 Years	32 mbpd	Market Comp		
Master Terminalling Agreement	Apr-11	10 Years	2 x 5 Years	108 mbpd	CPI		
Salt Lake City Storage Agreement	Apr-11	10 Years	2 x 5 Years	878,000 bbls	CPI		
Salt Lake City Short Haul Pipeline Agreement	Apr-11	10 Years	2 x 5 Years	54 mbpd	CPI		
Martinez Marine Terminal Use and Throughput Agreement	Apr-12	10 Years	2 x 5 Years	65 mbpd	CPI		
Los Angeles Short Haul Pipeline Agreement	Sep-12	10 Years	2 x 5 Years	15 mbpd	CPI		
Anacortes Track Use and Throughput Agreement	Nov-12	10 Years	2 x 5 Years	40 mbpd	CPI	N/A	
Carson Crude Storage Services Agreement	Jun-13	10 Years	2 x 5 Years	1,920,000 bbls	CPI		
Southern California Master Terminalling Services Agreement	Jun-13						
Terminalling Services (amended Dec -13)	Jun-13	10 Years	2 x 5 Years	130 mbpd	CPI		
Dedicated Storage (amended Dec -13)	Jun-13	10 Years	2 x 5 Years	2,927,143 bbls	CPI		
Long Beach Storage Services Agreement	Dec-13	10 Years	2 x 5 Years	1,995,197 bbls	CPI		
Coke Handling Service Agreement	Dec-13	10 Years	2 x 5 Years	2,212 MTPD	CPI		
Long Beach Berth Throughput Agreement (amended Dec -13)	Dec-13	10 Years	2 x 5 Years	295 mbpd	CPI		
Long Beach Pipeline Throughput Agreement (amended Dec - 13)	Dec-13	10 Years	2 x 5 Years	30 mbpd	CPI		
Southern California Pipeline Throughput Agreement	Dec-13	10 Years	2 x 5 Years	458 mbpd	CPI		

(1) Shorter term primarily reflects typical commercial arrangements
(2) Fixed minimum volumes remain in effect during routine turnarounds

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